EXHIBIT 10.30
                           LOAN AND SECURITY AGREEMENT

BORROWERS:     SEER  TECHNOLOGIES,  INC.  ("SEER")
               LEVEL  8  SYSTEMS,  INC.  ("LEVEL  8")

ADDRESS:          8000  REGENCY  PARKWAY
               CARY,  NORTH  CAROLINA  27511

DATE:          MARCH  31,  1999
This Loan and Security Agreement is entered into on the above date between GREYROCK CAPITAL, a Division of NationsCredit Commercial Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrowers named above (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.) * *AS TO SEER, THIS AGREEMENT AMENDS AND RESTATES IN ITS ENTIRETY THE LOAN AND SECURITY AGREEMENT BETWEEN SEER AND GREYROCK DATED MARCH 26, 1997. ALL OTHER SECURITY AGREEMENTS AND OTHER DOCUMENTS AND AGREEMENTS BETWEEN SEER AND GREYROCK CONTINUE IN FULL FORCE AND EFFECT.

                                       -5-

1.     LOANS.
     1.1 LOANS. Greyrock will make loans to Borrower (the "Loans"), in amounts determined by Greyrock in its * dis-cretion, up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing. If at any time or for any reason the total of all outstanding Loans and all other Obligations ex-ceeds the Credit Limit, Borrower shall immediately pay the amount of the excess to Greyrock, with-out notice or demand.
*  REASONABLE  BUSINESS
1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by Greyrock and Borrower. Interest shall be payable monthly, on the last day of the month. Interest may, in Greyrock's discre-tion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans.
1.3 FEES. Borrower shall pay Greyrock the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to Greyrock and are not refundable.
2.  SECURITY  INTEREST.
     2.1 SECURITY INTEREST. To secure the payment and per-formance of all of the Obligations when due, Borrower hereby grants to Greyrock a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, all money, all collateral in which Greyrock is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in Greyrock's pos-session, and all pro-ceeds (including proceeds of any insurance policies, pro-ceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing.
3.  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  BORROWER.
     In order to induce Greyrock to enter into this Agreement and to make Loans, Borrower represents and warrants to Greyrock as follows, and Borrower covenants that the fol-lowing representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:
3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will con-tinue to be qualified and licensed to do business in all ju-risdictions in which any failure to do so would have a ma-terial adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as en-forcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instru-ment which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instru-ment which is binding upon Borrower or its property.
3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Greyrock 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.
3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The ad-dress set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Greyrock at least 30 days prior written notice before opening any additional place of business, changing its chief execu-tive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule*. *, WHICH WRITTEN NOTICE SHALL BE DEEMED AUTOMATICALLY TO AMEND THE SCHEDULE
3.4 TITLE TO COLLATERAL; PERMITTED LIENS. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Greyrock now has, and will continue to have, a first-priority perfected and enforceable security in-terest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Greyrock and the Collateral against all claims of others. So long as any Loan is outstanding which is a term loan, none of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or im-pair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Greyrock, use its best efforts to cause such third party to exe-cute and deliver to Greyrock, in form acceptable to Greyrock, such waivers and subordinations as Greyrock shall specify, so as to ensure that Greyrock's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.
3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the * Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the * Collateral for any unlawful purpose. Borrower will immediately ** advise Greyrock in writing of any material loss or damage to the * Collateral.
*  EQUIPMENT
**  PROMPTLY
3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in ac-cordance with generally accepted accounting principles.
3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Greyrock have been, and will be, prepared in conformity with generally accepted accounting principles * and now and in the future will completely and fairly reflect the fi-nancial condition of Borrower, at the times and for the pe-riods therein stated**. Between the last date covered by any such statement provided to Greyrock and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.
*  (GAAP)
**, EXCEPT THAT UNAUDITED FINANCIAL STATEMENTS MAY NOT CONTAIN ALL THE NOTES REQUIRED BY GAAP AND ARE SUBJECT TO NORMAL YEAR-END ADJUSTMENTS
3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, as-sessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer pay-ment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently insti-tuted and conducted, (ii) notifies Greyrock in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in * additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all pre-sent and future pension, profit sharing and deferred com-pensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, in-cluding any liability to the Pension Benefit Guaranty Corporation or any other governmental agency. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic de-posit of all payroll taxes payable by Borrower.
*  ANY  MATERIAL  AMOUNT  OF
3.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal prop-erty, the conduct and licensing of Borrower's business, and all environmental matters.
3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investiga-tion pending or (to best of Borrower's knowledge) threat-ened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the fi-nancial condition or business of Borrower, or in any mate-rial impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now be-ing conducted. Borrower will promptly inform Greyrock in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim  of  $50,000  or  more,  or  involving  $100,000 or more in the aggregate.
3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.
4.  RECEIVABLES.
     4.1  REPRESENTATIONS  RELATING  TO  RECEIVABLES.  Borrower  represents  and warrants to Greyrock as follows: Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed, bona fide, existing, un-conditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition  of  services,  in  the  ordinary  course  of  Borrower's  business*.
*, EXCEPT FOR RECEIVABLES WITH RESPECT TO MAINTENANCE, SERVICES AND CUSTOM DEVELOPMENT WORK, FOR WHICH BORROWER CUSTOMARILY BILLS IN ADVANCE, AS TO WHICH RECEIVABLES BORROWER REPRESENTS AND WARRANTS TO GREYROCK THAT SUCH RECEIVABLES ARE THE UNDISPUTED, BONA FIDE, EXISTING OBLIGATIONS OF THE ACCOUNT DEBTORS AND BORROWER HAS NO REASON TO BELIEVE SUCH RECEIVABLES WILL NOT BE COLLECTED.
4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to Greyrock as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and cor-rect and all such invoices, instruments and other docu-ments and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be, and all * signatories and endorsers ** have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall comply with all applicable laws and governmental rules and regulations. All * signatures and endorsements *** on all documents, instru-ments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accor-dance with their terms.
*  BORROWER
**  AND,  TO  BORROWER'S  KNOWLEDGE,  ALL  OTHER  SIGNATORIES  AND  ENDORSERS
***  AND,  TO  BORROWER'S  KNOWLEDGE,  ALL  OTHER  SIGNATURES  AND  ENDORSEMENTS
4.3 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES. Borrower shall deliver to Greyrock transaction reports and loan requests, schedules and assignments of all Receivables, and schedules of collections, all on Greyrock's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Greyrock's security interest and other rights in all of Borrower's Receivables, nor shall Greyrock's failure to ad-vance or lend against a specific Receivable affect or limit Greyrock's security interest and other rights therein.* by Greyrock, Borrower shall furnish Greyrock with copies (or, at Greyrock's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the fore-going. Borrower shall also furnish to Greyrock an aged ac-counts receivable trial balance in such form and at such intervals as Greyrock shall request. In addition, Borrower shall deliver to Greyrock the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, immediately upon receipt thereof and in the same form as received, with all necessary indorsements.
*  UPON  REASONABLE  REQUEST
4.4 COLLECTION OF RECEIVABLES. Borrower shall have the right to collect all Receivables, unless and until an Event of Default has occurred. Borrower shall hold all payments on, and proceeds of, Receivables in trust for Greyrock, and Borrower shall deliver all such payments and proceeds to Greyrock, within one business day after receipt of the same, in their original form, duly endorsed, to be applied to the Obligations in such order as Greyrock shall determine.
4.5 DISPUTES. Borrower shall notify Greyrock promptly of all disputes or claims relating to Receivables on the regular reports to Greyrock. Borrower shall not forgive, or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that:
(i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are re-ported to Greyrock on the regular reports provided to Greyrock; (ii) no Event of Default has occurred and is con-tinuing; and (iii) taking into account all such set-tlements and forgiveness, the total outstanding Loans and other Obligations will not exceed the Credit Limit.
4.6 RETURNS. Provided no Event of Default has oc-curred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to Greyrock). In the event any attempted return oc-curs after the occurrence of any Event of Default*, Borrower shall (i) not accept any return without Greyrock's prior written consent, ** (ii) hold the returned Inventory in trust for Greyrock.
*  THAT  IS  CONTINUING
**  AND
4.7 VERIFICATION. Greyrock may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or Greyrock or such other name as Greyrock may choose, and Greyrock or its designee may, at any time, notify Account Debtors that it has a security interest in the Receivables.
4.8 NO LIABILITY. Greyrock shall not under any circum-stances be responsible or liable for any shortage or dis-crepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring * in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall Greyrock be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve Greyrock from liability for its own gross negligence or willful misconduct.
*  IN  GOOD  FAITH
5.  ADDITIONAL  DUTIES  OF  THE  BORROWER.
     5.1  INSURANCE.  Borrower  shall,  at all times, insure all of the tangible personal  property  Collateral  and  carry  such  other business insurance, with insurers reasonably accept-able to Greyrock, in such form and amounts as Greyrock may reasonably require, and Borrower shall provide evidence of such insurance to Greyrock, so that Greyrock is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name Greyrock as an additional loss payee, and shall contain a lenders loss payee en-dorsement in form reasonably acceptable to Greyrock. Upon receipt of the proceeds of any such insurance, Greyrock shall apply such proceeds in reduction of the Obligations as Greyrock shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, Greyrock shall release to Borrower insurance proceeds which shall be utilized by Borrower for the re-placement of the Equipment with respect to which the in-surance proceeds were paid. Greyrock may require reason-able assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any in-surance, Greyrock may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly de-liver to Greyrock copies of all reports made to insurance companies.
5.2 REPORTS. Borrower, at its expense, shall provide Greyrock with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Greyrock shall from time to time reasonably specify.
5.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At rea-sonable times, and on one business day's notice, Greyrock, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. Greyrock shall take reasonable steps to keep confi-dential all information obtained in any such inspection or audit, but Greyrock shall have the right to disclose any such information * to its auditors, regulatory agencies, and attor-neys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall repre-sent Greyrock's then current standard charge for the same), plus reasonable out-of-pockets expenses. Borrower shall not be charged more than $3,000 per audit (plus reasonable out-of-pockets expenses), nor shall audits be done more frequently than four times per calendar year, provided that the foregoing limits shall not apply after the occurrence of ** Event of Default, nor shall they restrict Greyrock's right to conduct audits at its own expense (whether or not ** Event of Default has occurred). Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first obtaining Greyrock's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Greyrock the same rights with respect to access to books and records and related rights as Greyrock has under this Agreement.
*  IN  CONFIDENCE
**  AN
5.4 REMITTANCE OF PROCEEDS. All proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrower to Greyrock in the original form in which re-ceived by Borrower not later than the following business day after receipt by Borrower, to be applied to the Obligations in such order as Greyrock shall determine; pro-vided that, if no Default or Event of Default has occurred and is continuing, and if no term loan is outstanding hereunder, then Borrower shall not be obligated to remit to Greyrock the pro-ceeds of the sale of Equipment * which is sold in the ordinary course of business, in a good-faith arm's length transaction. Except for the proceeds of the sale of Equipment * as set forth above, Borrower shall not commingle proceeds of Collateral with any of Borrower's other funds or property, and shall hold such proceeds separate and apart from such other funds and property and in an express trust for Greyrock. Nothing in this Section limits the restrictions on disposi-tion of Collateral set forth elsewhere in this Agreement.
*  COLLATERAL
5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without Greyrock's prior written consent *, do any of the following:
(i) merge or con-solidate with another corporation or entity **; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other *** transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except that, provided no Event of Default has occurred and is continuing, Borrower may (a) sell finished Inventory in the ordinary course of Borrower's business, and (b)sell Equipment in the ordinary course of business, in good-faith arm's length transactions; (v) store any Inventory or other Collateral with any ware-houseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other con-tingent basis; (vii) make any loans of any money or other assets****; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower);
(xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock*****; (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) dissolve or elect to dissolve; or (xiv) agree to do any of the foregoing.
*  NOT  TO  BE  UNREASONABLY  WITHHELD
**  (EXCEPT  FOR  A  SUBSIDIARY  OF  BORROWER)
***  MATERIAL
**** OTHER THAN ADVANCES TO EMPLOYEES IN THE ORDINARY COURSE OF BUSINESS NOT TO EXCEED, IN THE AGGREGATE TOTAL, $250,000
*****, EXCEPT FOR ORDINARY COURSE REPURCHASES FROM EMPLOYEES UPON TERMINATION OF EMPLOYMENTS IN AN AMOUNT NOT TO EXCEED, IN THE AGGREGATE TOTAL, $1,000,000 PER CALENDAR YEAR
5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Greyrock with re-spect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to Greyrock, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that Greyrock may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.
5.7 NOTIFICATION OF CHANGES. Borrower will promptly notify Greyrock in writing of any change in its officers or directors, the opening of any new bank account or other deposit account, and any material adverse change in the business or financial affairs of Borrower.
5.8 FURTHER ASSURANCES. Borrower agrees, at its ex-pense, on request by Greyrock, to execute all documents and take all actions, as Greyrock * may deem neces-sary or useful in order to perfect and maintain Greyrock's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.
*  REASONABLY
5.9 INDEMNITY. Borrower hereby agrees to indemnify Greyrock and hold Greyrock harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including
* attor-neys' fees), of every nature, character and description, which Greyrock may sustain or incur based upon or arising out of any of the Obligations, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Greyrock and Borrower, any actual or alleged failure of Greyrock to comply with any writ of at-tachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Greyrock ** relating to Borrower or the
Obligations (except any such amounts sus-tained or in-curred as the result of the gross negligence or willful misconduct of Greyrock or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or represent-ing Greyrock). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.
*  REASONABLE
**  IN  GOOD  FAITH
6.   TERM.
     6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date.
6.2 EARLY TERMINATION. This Agreement may be termi-nated prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Greyrock; or (ii) by Greyrock at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is termi-nated by Borrower or by Greyrock under this Section 6.2, Borrower shall pay to Greyrock a termination fee (the "Termination Fee") in the amount shown on the Schedule. The Termination Fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate appli-cable to any of the Obligations.
6.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit is-sued based upon an application, guarantee, indemnity or similar agreement on the part of Greyrock, then on such date Borrower shall provide to Greyrock cash collateral in an amount equal to * of the face amount of all such letters of credit plus all interest, fees and costs due or (in Greyrock's ** estimation) likely to become due in connection there-with, to secure all of the Obligations relating to said letters of credit, pursuant to Greyrock's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Greyrock's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; pro-vided that, without limiting the fact that Loans are subject to the discretion of Greyrock, Greyrock may, in its sole discre-tion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Greyrock, nor shall any such termination re-lieve Borrower of any Obligation to Greyrock, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, Greyrock shall promptly de-liver to Borrower termination statements, requests for re-conveyances and such other documents as may be reasonably required to terminate Greyrock's security interests.
*  100%
**  REASONABLE
7.  EVENTS  OF  DEFAULT  AND  REMEDIES.
     7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" un-der this Agreement, and Borrower shall give Greyrock im-mediate written notice thereof: (a) Any warranty, represen-tation, statement, report or certificate made or delivered to Greyrock by Borrower or any of Borrower's officers, em-ployees or agents, now or in the future, shall be untrue or misleading in a material respect; or (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit ; or (d) Borrower shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or (e) Borrower shall fail to per-form any other non-monetary Obligation, which failure is not cured within 5* business days after the date performance is due; or (f) any levy, assessment, attachment, seizure, lien or encum-brance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within ** days af-ter the occurrence of the same; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) dissolution, termina-tion of existence, *** insolvency of Borrower or any Guarantor; or appointment of a receiver, trustee or custo-dian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any juris-diction, now or in the future in effect; or (j) the com-mencement of any proceeding against Borrower or any Guarantor under any reorganiza-tion, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any juris-diction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or (k) revocation or termination **** of, or ***** limita-tion or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or (l) revocation or termination **** of, or ***** limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits or terminates its subordina-tion agreement or (n) ; or (o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its prop-erty which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower's business or fi-nancial condition . Greyrock may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.
    AND  SUCH  EXCESS  SHALL  NOT  BE  REPAID  BY BORROWER ON DEMAND BY GREYROCK
*  10
**  20  BUSINESS
***  OR
****  (WITHOUT  GREYROCK'S  CONSENT)
*****  MATERIAL
 ,  WHICH  LIMITATION OR TERMINATION HAS A MATERIALLY ADVERSE EFFECT ON GREYROCK
   LEVEL 8 SHALL OWN LESS THAN 70% OF THE ISSUED AND OUTSTANDING SHARES OF STOCK OF SEER, OR THERE SHALL BE A CHANGE IN THE RECORD OR BENEFICIAL OWNERSHIP OF AN AGGREGATE OF MORE THAN 40% OF THE OUTSTANDING SHARES OF STOCK OF LEVEL 8, IN ONE OR MORE TRANSACTIONS, COMPARED TO THE OWNERSHIP OF OUTSTAND-ING SHARES OF ITS STOCK IN EFFECT ON THE DATE HEREOF
   ; PROVIDED THAT NO OCCURRENCE OR CONDITION SHALL BE DEEMED TO BE A MATERIAL ADVERSE CHANGE IN BORROWER'S BUSINESS OR FINANCIAL CONDITION HEREUNDER TO THE EXTENT THAT SUCH OCCURRENCE OR CONDITION IS CONSISTENT IN ALL MATERIAL RESPECTS WITH BORROWER'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS OF AND FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 1996; OR (Q) THE FAILURE OF SEER TECHNOLOGIES BENELUX B.V. OR SEER TECHNOLOGIES IRELAND LIMITED (COLLECTIVELY "SUBSIDIARIES") TO EXECUTE AND DELIVER TO GREYROCK A CONTINUING GUARANTY OF ALL OBLIGATIONS OF BORROWER TO GREYROCK, COLLATERALIZED BY A WRITTEN SECURITY INTEREST IN THOSE ASSETS OF SUBSIDIARIES DESIGNATED BY GREYROCK AND ANY RELATED DOCUMENTS REASONABLY REQUESTED BY GREYROCK ON OR BEFORE 10 DAYS AFTER THE DATE HEREOF (IF NOT ALREADY COMPLETED).
    AND  SUCH  EXCESS  SHALL  NOT  BE  REPAID  BY BORROWER ON DEMAND BY GREYROCK
7.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and at any time thereafter, Greyrock, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following*: (a) Cease making Loans or other-wise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and de-clare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any de-ferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take posses-sion of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Greyrock without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custo-dian to remain on the premises in exclusive control thereof, without charge for so long as Greyrock ** deems it necessary in order to complete the enforcement of its rights under this
Agreement or any other agreement; provided, however, that should Greyrock seek to take posses-sion of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Greyrock retain possession of, and not dis-pose of, any such Collateral until after trial or final judg-ment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Greyrock at places desig-nated by Greyrock which are reasonably convenient to Greyrock and Borrower, and to remove the Collateral to such locations as Greyrock may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Greyrock shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equip-ment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condi-tion at the time Greyrock obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, ex-change or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Greyrock shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Greyrock deems reasonable, or on Greyrock's premises, or elsewhere and the Collateral need not be located at the place of dis-position. Greyrock may directly or through any affiliated company purchase or lease any Collateral at any such pub-lic disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connec-tion therewith, Borrower irrevocably authorizes Greyrock to endorse or sign Borrower's name on all collections, re-ceipts, instruments and other documents, to take posses-sion of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Greyrock's sole dis-cretion, to grant extensions of time to pay, compromise claims and settle Receivables, General Intangibles and the like for less than face value; and (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or re-ferring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Greyrock with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Greyrock's rights and remedies, *** of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum. *, SUBJECT, IN EACH CASE, TO COMPLIANCE WITH THE CODE
**  REASONABLY
***  DURING  THE  CONTINUATION
7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Greyrock agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclu-sively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Greyrock, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral,
Greyrock may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same.
Greyrock  shall  be  free  to  employ  other methods of noticing and selling the
Collateral,  in  its  discretion,  if  they  are  commercially  reasonable.
7.4 POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, without limiting Greyrock's other rights and remedies, Borrower grants to Greyrock an irrevocable power of attorney coupled with an interest, authorizing and permitting Greyrock (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Greyrock agrees to exer-cise the following powers in a commercially reasonable manner:
(a) Execute on behalf of Borrower any docu-ments that Greyrock may, in its * discretion, deem advis-able in order to perfect and maintain Greyrock's security in-terest in the Collateral, or in order to exercise a right of Borrower or
Greyrock, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on be-half of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Greyrock's Collateral or in which Greyrock has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; en-dorse the name of Borrower upon any instruments, or doc-uments, evidence of payment or Collateral that may come into Greyrock's possession; (e) Endorse all checks and other forms of remittances received by Greyrock; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith;
(h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or con-trol of any books or records belonging to, or relating to, Borrower to give Greyrock the same rights of access and other rights with respect thereto as Greyrock has under this Agreement; and (k) Take any action or pay any sum re-quired of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, lia-bilities, obligations and reasonable attorneys' fees incurred by Greyrock with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Greyrock's rights under the foregoing power of attorney or any of Greyrock's other rights under this Agreement be deemed to indicate that Greyrock is in control of the busi-ness, management or properties of Borrower.
*  REASONABLE
7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by Greyrock first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Greyrock in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Greyrock shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Greyrock for any deficiency. If Greyrock, in its sole discretion, directly or indirectly en-ters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Greyrock shall have the option, exercisable at any time, in its sole discre-tion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Greyrock of the cash therefor.
7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Greyrock shall have all the other rights and remedies accorded a secured party un-der the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Greyrock and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Greyrock of one or more of its rights or remedies shall not be deemed an election, nor bar Greyrock from sub-sequent exercise or partial exercise of any other rights or remedies. The failure or delay of Greyrock to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and ef-fect until all of the Obligations have been fully paid and performed.
8. DEFINITIONS. As used in this Agreement, the fol-lowing terms have the following meanings:
     "Account  Debtor"  means  the  obligor  on  a  Receivable.
      ---------------
"Affiliate"  means,  with  respect  to  any Person, a  director, officer, or any
 ---------
parent or subsidiary of such Person, or any Person controlling, controlled by or
 ---
under  common  control  with  such  Person.
"Agreement"  and "this Agreement" means this Loan and Security Agreement and all
----------        --------------
modifications and amendments thereto, extensions thereof, and replacements therefor.
"Business  Day"  means  a  day  on  which  Greyrock  is  open  for  business.
 -------------
"Code"  means  the Uniform Commercial Code as adopted and in effect in the State
 ----
of  California  from  time  to  time.
"Collateral"  has  the  meaning  set  forth  in  Section  2.1  above.
 ----------
"Default"  means  any  event which with notice or passage of time or both, would
 -------
constitute  an  Event  of  Default.
 -
"Deposit  Account"  has  the  meaning  set  forth  in  Section 9105 of the Code.
 ----------------
"ELIGIBLE  RECEIVABLES"  MEANS  RECEIVABLES  ARISING  IN  THE ORDINARY COURSE OF
 ---------------------
BORROWER'S  BUSINESS  FROM  THE  SALE  OF  GOODS OR RENDITION OF SERVICES, WHICH
 ----
GREYROCK,  IN  ITS  REASONABLE  BUSINESS  JUDGMENT,  SHALL  DEEM  ELIGIBLE  FOR
 ----
BORROWING,  BASED  ON SUCH CONSIDERATIONS AS GREYROCK MAY FROM TIME TO TIME DEEM
 ----
APPROPRIATE.  WITHOUT  LIMITING  THE  FACT  THAT  THE  DETERMINA-TION  OF  WHICH
RECEIVABLES ARE ELIGIBLE FOR BORROWING IS A MATTER OF GREYROCK'S REASONABLE BUSINESS DISCRETION, THE FOLLOWING (THE "MINIMUM ELIGIBILITY REQUIREMENTS") ARE
                                          --------------------------------
THE MINIMUM REQUIREMENTS FOR A RECEIVABLE TO BE AN ELIGIBLE RECEIVABLE: (I) THE RECEIVABLE MUST NOT BE OUTSTANDING FOR MORE THAN 90 DAYS FROM ITS DUE DATE,
(II) THE RECEIVABLE MUST NOT BE SUBJECT TO ANY CONTINGENCIES (INCLUDING RECEIVABLES ARISING FROM SALES ON CONSIGNMENT, GUARANTEED SALE OR OTHER TERMS PURSUANT TO WHICH PAYMENT BY THE ACCOUNT DEBTOR MAY BE CONDI-TIONAL) EXCEPT FOR RECEIVABLES WITH RESPECT TO MAINTENANCE, SERVICES AND CUSTOM DEVELOPED WORK, FOR WHICH BORROWER CUSTOMARILY BILLS IN ADVANCE, (III) THE RECEIVABLE MUST NOT BE OWING FROM AN ACCOUNT DEBTOR WITH WHOM THE BORROWER HAS ANY DISPUTE (WHETHER OR NOT RELATING TO THE PARTICULAR RECEIVABLE), (IV) THE RECEIVABLE MUST NOT BE OWING FROM AN AFFILIATE OF BORROWER, (V) THE RECEIVABLE MUST NOT BE OWING FROM AN ACCOUNT DEBTOR WHICH IS SUBJECT TO ANY INSOLVENCY OR BANKRUPTCY PROCEEDING, OR WHOSE FINANCIAL CONDITION IS NOT ACCEPTABLE TO GREYROCK, OR WHICH, FAILS OR GOES OUT OF A MATE-RIAL PORTION OF ITS BUSINESS, (VI) THE RECEIVABLE MUST NOT BE OWING FROM AN ACCOUNT DEBTOR TO WHOM BORROWER IS OR MAY BE LIABLE FOR GOODS PURCHASED FROM SUCH ACCOUNT DEBTOR OR OTHERWISE. IF MORE THAN 50% OF THE RECEIVABLES OWING FROM AN ACCOUNT DEBTOR ARE OUTSTANDING MORE THAN 90 DAYS FROM THEIR DUE DATE (WITHOUT REGARD TO UNAPPLIED CREDITS) OR ARE OTHERWISE NOT ELIGIBLE RECEIVABLES, THEN ALL RECEIVABLES OWING FROM THAT ACCOUNT DEBTOR WILL BE DEEMED INELIGIBLE FOR BORROWING. GREYROCK MAY, FROM TIME TO TIME, IN ITS DISCRETION, REVISE THE MINIMUM ELIGIBILITY REQUIREMENTS, UPON WRITTEN NOTICE TO THE BORROWER.
"Equipment"  means  all of Borrower's present and here-after acquired machinery,
 ---------
molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the forego-ing, and all attachments, accessories, accessions, replace-ments, substitutions, additions or improvements to any of the foregoing, wherever located.
"Event  of  Default"  means  any  of the events set forth in Section 7.1 of this
 ------------------
Agreement.
 ---
"General  Intangibles"  means  all  general intangibles of Borrower, whether now
 --------------------
owned  or  hereafter  created  or  ac-quired  by  Borrower,  including,  without
 --
limitation, all choses in action, causes of action, corporate or other busi-ness
 --
records, Deposit Accounts, inventions, designs, draw-ings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or here-after pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter aris-ing therefrom, all claims of Borrower against Greyrock, rights to purchase or sell real or personal property, rights as a li-censor or licensee of any kind, royalties, telephone numbers, proprietary informa-tion, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnifica-tion and all other intangible property of every kind and nature (other than Receivables).
"Guarantor"  means  any  Person  who  has  guaranteed  any  of  the Obligations.
 ---------
"Inventory"  means  all  of  Borrower's  now owned and hereafter acquired goods,
 ---------
merchandise  or other personal property, wherever located, to be furnished under
 ---
any con-tract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in con-nection with the manufacture, packing, shipping, advertis-ing, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, docu-ments of title and other documents representing any of the foregoing.
"LIBOR  Rate" means (i) the one-month London Interbank Offered Rate for deposits
 -----------
in U.S. dollars, as shown each day in The Wall Street Journal (Eastern Edition) under the caption "Money Rates - London Interbank Offered Rates (LIBOR)"; or
(ii) if the Wall Street Journal does not publish such rate, the offered one-month rate for deposits in U.S. dollars which appears on the Reuters Screen LIBO Page as of 10:00 a.m., New York time, each day, provided that if at least
                                                       --------
two rates appear on the Reuters Screen LIBO Page on any day, the "LIBOR Rate" for such day shall be the arithmetic mean of such rates; or (iii) if the Wall Street Journal does not publish such rate on a particular day and no such rate appears on the Reuters Screen LIBO Page on such day, the rate per annum at which deposits in U.S. dollars are offered to the principal London office of The Chase Manhattan Bank, in the London interbank market at approximately 11:00 A.M., London time, on such day in an amount approximately equal to the outstanding principal amount of the Loans, for a period of one month, in each of the foregoing cases as determined in good faith by Greyrock, which determination shall be conclusive absent manifest error.
"Obligations" means all present and future Loans, ad-vances, debts, liabilities,
 -----------
obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Greyrock, whether evidenced by this Agreement or any note or other instrument or document, whether aris-ing from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnifica-tion or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Greyrock in Borrower's debts owing to oth-ers), absolute or contingent, due or to become due, includ-ing, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agree-ment between Borrower and Greyrock.
"Permitted Liens" means the following:  (i) purchase money security interests in
 ---------------
* specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens which are subordinate to the security interest in favor of Greyrock and are consented to in writing by Greyrock (which consent shall not be unreasonably withheld); (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, ware-housemen, carriers, or other similar liens arising in the or-dinary course of business and securing obligations which are not delinquent; ** liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) (ii) *** above, provided that any extension, renewal or re-placement lien is limited to the property encumbered by the existing lien and the principal amount of the indebted-ness being extended, renewed or refinanced does not in-crease; **** Liens in favor of customs and revenue author-ities which secure payment of customs duties in connec-tion with the importation of goods. Greyrock will have the right to require, as a condition to its consent under sub-paragraph (iv) above, that the holder of the additional se-curity interest or lien sign an intercreditor agreement on Greyrock's then standard form, acknowledge that the secu-rity interest is subordinate to the security interest in favor of Greyrock, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any un-cured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.
*  INVENTORY  AND
** (VII) LIENS INCURRED AGAINST DEPOSITS MADE IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH WORKER'S COMPENSATION, UNEMPLOYMENT INSURANCE AND SOCIAL SECURITY BENEFITS;
(VIII) LIENS AGAINST CASH SECURING THE PERFORMANCE OF BIDS, TENDERS, STATUTORY OBLIGATIONS, SURETY AND OTHER OBLIGATIONS OF A LIKE NATURE INCURRED IN THE ORDINARY COURSE OF BUSINESS;
(IX) LIENS UPON ANY REAL PROPERTY ACQUIRED OR IMPROVED BY BORROWER OR AN AFFILIATE THEREOF THAT ARE INCURRED WITHIN SIX (6) MONTHS AFTER SUCH ACQUISITION OR IMPROVEMENT TO SECURE OR PROVIDE FOR THE PAYMENT OF ANY PART OF THE PURCHASE PRICE OF SUCH REAL PROPERTY OR THE COST OF SUCH IMPROVEMENT;
(X)  LIENS  IN  FAVOR  OF  GREYROCK;
(XI)
***  (IV)  OR  (IX)
****  (XII)
"Person"  means any individual, sole proprietorship, partnership, joint venture,
 ------
trust, unincorporated organiza-tion, association, corporation, government, or any agency or political division thereof, or any other entity. "Receivables" means all of Borrower's now owned and hereafter acquired accounts
 -----------
(whether or not earned by performance), letters of credit, contract rights, chattel paper, in-struments, securities, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.
Other  Terms.  All  accounting  terms  used  in this Agreement, unless otherwise
------------
indicated,  shall  have  the  meanings  given  to  such terms in accordance with
----
generally accepted accounting principles, consistently applied.  All other terms
----
contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.
9.     GENERAL  PROVISIONS.
     9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by Greyrock (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Greyrock on account of the Obligations three Business Days after receipt by Greyrock of immediately available funds. Greyrock shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Greyrock in its * discretion, and Greyrock may charge Borrower's Loan account for the amount of any item of payment which is returned to Greyrock unpaid.
*  REASONABLE
9.2 APPLICATION OF PAYMENTS. All payments with re-spect to the Obligations may be applied, and in Greyrock's sole discretion reversed and re-applied, to the Obligations, in such order and manner as Greyrock shall determine in its sole discretion.
9.3 CHARGES TO ACCOUNT. Greyrock may, in its discretion, require that Borrower pay monetary Obligations in cash * to Greyrock, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate appli-cable to the Loans.
*  IMMEDIATELY  AVAILABLE  FUNDS
9.4 MONTHLY ACCOUNTINGS. Greyrock shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be * correct, accurate and bind-ing on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of er-rors discovered by Greyrock), unless Borrower notifies Greyrock in writing to the contrary within sixty days after each account is rendered, describing the nature of any al-leged errors or admissions.
*  REBUTTABLY  PRESUMED
9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt re-quested, addressed to Greyrock or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All no-tices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expira-tion of one business day following delivery to the private delivery service, or two business days following the de-posit thereof in the United States mail, with postage pre-paid.
9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.
9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be exe-cuted in connection herewith are the final, entire and com-plete agreement between Borrower and Greyrock and super-sede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral
                                                           --------------------
under-standings,  representations  or  agreements between the par-ties which are
          ----------------------------------------------------------------------
not  set  forth  in  this Agreement or in other written agreements signed by the
  ------------------------------------------------------------------------------
parties  in  connection  herewith.
  --------------------------------
9.8 WAIVERS. The failure of Greyrock at any time or times to require Borrower to strictly comply with any of the pro-visions of this Agreement or any other present or future agreement between Borrower and Greyrock shall not waive or diminish any right of Greyrock later to demand and re-ceive strict compliance therewith. Any waiver of any de-fault shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Greyrock shall be deemed to have been waived by any act or knowledge of Greyrock or its agents or employees, but only by a specific written waiver signed by an authorized officer of Greyrock and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of de-fault or dishonor, notice of payment and nonpayment, re-lease, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Greyrock on which Borrower is or may in any way be liable, and notice of any action taken by Greyrock, unless expressly required by this Agreement.
9.9 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized offi-cer of Greyrock.
9.10 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.
9.11 ATTORNEYS FEES AND COSTS. Borrower shall reim-burse Greyrock for all reasonable attorneys' fees and all fil-ing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Greyrock, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Greyrock incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; en-force, or seek to enforce, any of its rights; prosecute ac-tions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceed-ing; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; exam-ine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Greyrock's secu-rity interest in, the Collateral; and otherwise represent Greyrock in any litigation relating to Borrower. If either Greyrock or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reason-able costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the en-forcement of, execution upon or defense of any order, de-cree, award or judgment. All attorneys' fees and costs to which Greyrock may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.
9.12 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Greyrock; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Greyrock, and any prohibited assignment shall be void. No consent by Greyrock to any assignment shall re-lease Borrower from its liability for the Obligations.
9.13 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the re-lease of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.
9.14 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against Greyrock, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Greyrock, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Greyrock, or on any other person authorized to accept service on behalf of Greyrock, within thirty (30) days thereafter. Borrower agrees that such one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of Greyrock in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other present or future agreement.
9.15 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and Greyrock acknowledge that the headings may not describe completely the subject matter of the applica-ble paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", when-ever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Greyrock or Borrower under any rule of construction or otherwise.
9.16 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Greyrock and Borrower shall be governed by the laws of the State of California. As a ma-terial part of the consideration to Greyrock * to enter into this Agreement, Borrower (i) agrees that all actions and pro-ceedings relating directly or indirectly to this Agreement shall, at Greyrock's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County;
(ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal de-livery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.
*  THE  PARTIES
9.17 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND GREYROCK EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FU-TURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.
In witness whereof, the parties hereto have executed and delivered this Agreement under seal the date first above written.


     BORROWER:
SEER  TECHNOLOGIES,  INC.


BY /s/Steven  Dmiszewicki
   ------------------------------
   PRESIDENT  OR  VICE  PRESIDENT

BY /s/Dennis  McKinnie
   -------------------------------
   SECRETARY  OR  ASS'T  SECRETARY


     BORROWER:
LEVEL  8  SYSTEMS,  INC.


BY /s/Steven  Dmiszewicki
   --------------------------------
     PRESIDENT  OR  VICE  PRESIDENT

BY /s/Dennis  McKinnie
   -------------------------------
   SECRETARY  OR  ASS'T  SECRETARY


     GREYROCK:
GREYROCK  CAPITAL,
A  DIVISION  OF  NATIONSCREDIT  COMMERCIAL  CORPORATION


BY  /S/  LISA  NAGANO
    --------------------------
TITLE  SENIOR  VICE  PRESIDENT
       -----------------------

     -9-
                                   SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

BORROWERS:     SEER  TECHNOLOGIES,  INC.
               LEVEL  8  SYSTEMS,  INC.

ADDRESS:          8000  REGENCY  PARKWAY
               CARY,  NORTH  CAROLINA  27511

DATE:          MARCH  31,  1999
This Schedule is an integral part of the Loan and Security Agreement between GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("Greyrock") and the above-borrower ("Borrower") of even date.

1.  CREDIT  LIMIT
     (Section 1.1): An amount not to exceed the lesser of: $25,000,000 (the "Dollar Limit") at any one time outstanding; or the sum of the following subparagraphs (a), (b) and (c):
          (a)  Receivable  Loans.  Loans  ("Receivable  Loans") up to the sum of
               ------------------
the  following  percentages  of  Borrower's  Eligible Receivables (as defined in
Section  8  above):
(i)     80%  of  the  amount  of  eligible  U.S.  accounts;  plus
                                                             ----

(ii) the lesser of 80% of Unbilled Receivables (as defined below) or $7,000,000; plus
             ----

(iii) the lesser of 80% of the amount of eligible Australian Receivables or $2,000,000; plus
             ----

(iv)     80%  of  the  amount  of  eligible  Irish  Receivables;  plus
                                                                  ----

(V)     80%  of  the  amount  of  eligible  Netherlands  Receivables.

As used herein "Unbilled Receivables" shall mean Receivables with respect to which the invoice and other necessary billing documentation have not been submitted to the applicable Account Debtor in connection with a completed (or contracted) sale of goods, rendition of services or licensing of software but which otherwise qualify as Eligible Receivables for purposes of the Loan Agreement.
Receivable Loans will be made separately to each Borrower based on the Receivables of each Borrower. Loans with respect, but subject to the dollar limits set forth above, which shall apply to the total Receivable Loans to all Borrowers.
          (b)  Term  Loan.  A  Loan  (the "Term Loan") in the original principal
               -----------
amount  of  $7,000,000,  which  shall  be  made  concurrently  herewith to Seer.
          (c)  Equipment  Loan.  A  Loan  (the "Equipment Loan") in the original
               ----------------
principal  amount  of  $2,500,000,  which shall be made concurrently herewith to
Seer.
(d) Foreign Accounts. Notwithstanding the foregoing, Loans will not be made with
    -----------------
respect to Australian, Irish or Netherlands Receivables unless and until the following conditions are satisfied:
(i) Borrower or one of its subsidiaries has good title to the Receivables, free and clear of all liens, security interests and encumbrances (other than in favor of Greyrock);
(ii) if the Receivables are owned by a subsidiary of Borrower, such subsidiary shall execute and deliver to Greyrock a continuing guaranty in form and substance satisfactory to Greyrock with respect to all of the Obligations and a security agreement or other documentation specified by Greyrock, granting to Greyrock a first priority perfected security interest in all of such Receivables and all such subsidiary's other assets, and Greyrock shall receive such opinions, certificates and other documents in connection therewith as it shall specify; and
(iii) if the Receivables are owned by Borrower, Borrower shall execute and deliver to Greyrock a security agreement or other supplemental or additional documentation specified by Greyrock, confirming the grant to Greyrock a first priority perfected security interest in all of such Receivables and Greyrock shall receive such opinions, certificates and other documents in connection therewith as it shall specify.
Borrower shall cause all of the foregoing documents and agreements and security interests to continue in full force and effect throughout the term of this Agreement.
          (e)  Term  Loan  and  Equipment  Loan-Repayment  Terms
               -------------------------------------------------
 (1) The Term Loan shall be disbursed concurrently herewith and shall be repaid in 24 equal monthly installments of $291,667 each, commencing on JANUARY 1, 2000 and continuing on the same day of each month thereafter until paid in full; provided that as provided in Section 6.3 above the entire unpaid principal balance of the Term Loan and all other Obligations shall be due an payable on termination of this Agreement.
(2) The Equipment Loan shall be disbursed concurrently herewith and shall be repaid in 30 equal monthly installments of $83,333 each, commencing on APRIL 1, 1999 and continuing on the same day of each month thereafter until paid in full; provided that as provided in Section 6.3 above the entire unpaid principal balance of the Equipment Loan and all other Obligations shall be due an payable on termination of this Agreement.
(3)  Accrued  interest  on  the  Term  Loan and the Equipment Loan shall be paid monthly  on  the  last  day  of  each month as provided in Section 1.2 above and
Section  2  below.
(4) The Term Loan and Equipment Loan after being repaid in whole or in part may not be reborrowed.
     LETTER  OF  CREDIT  SUBLIMIT     Greyrock,  in  its  reasonable  business
discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in accordance with a Letter of Credit Agreement of even date, in an aggregate amount at any one time outstanding not to exceed $500,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued, and provided that no further LCs will be issued after SEPTEMBER 30, 1999. Fees for the Letters of Credit shall be as provided in said Letter of Credit Agreement.
The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.


2.  INTEREST.
     INTEREST  RATE  (Section  1.2):
The interest rate in effect throughout each calendar month during the term of this Agreement shall be the following, which shall be applicable to all Loans (including without limitation the Receivable Loans, the Term Loan and the Equipment Loan) and all other Obligations:
Period     Interest  Rate
------     --------------
Date  hereof  through  June  30,  1999     Prime  Rate
July  1,  1999  through  June  30,  2000     Prime  Rate  plus  1%  per  annum
July  1,  2000  and  thereafter     Prime  Rate  plus  2%  per  annum

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest "Prime Rate" in effect during said month.
 "Prime Rate" shall mean the actual "Reference Rate' or the substitute therefor of the Bank of America NT & SA (or its successor) whether or not that rate is the lowest interest rate charged by said bank. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks."


3.  FEES  (Section  1.3/Section  6.2):

     Loan  Fee:     NOT  APPLICABLE

     Termination  Fee:     NOT  APPLICABLE

     NSF  Check  Charge:     $15.00  per  item.

     Wire  Transfers:     $15.00  per  transfer.


4.  MATURITY  DATE
     (Section  6.1):     DECEMBER  31,  1999,  subject  to  automatic renewal as
provided in Section 6.1 above, and early termination as provided in Section 6.2 above.

5.  REPORTING.
      (Section  5.2):
Borrower  shall  provide  Greyrock  with  the  following:
1. Annual financial statements, as soon as available, and in any event within 90 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Greyrock.
2. Quarterly unaudited financial statements, as soon as available, and in any event within 45 days after the end of each fiscal quarter of Borrower.
3. Monthly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each month.
4. Monthly Receivable agings, aged by invoice date, within 10 Business Days after the end of each month which is not a fiscal quarter end and 15 Business Days after the end of each month which is a fiscal quarter end.
5. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within 10 Business Days after the end of each month which is not a fiscal quarter end and 15 Business Days after the end of each month which is a fiscal quarter end.

6.  BORROWER  INFORMATION:

     PRIOR  NAMES  OF
     BORROWER
     (Section  3.2):     None
     PRIOR  TRADE
     NAMES  OF  BORROWER
     (Section  3.2):     None
     EXISTING  TRADE
     NAMES  OF  BORROWER
     (Section  3.2):     None
     OTHER  LOCATIONS  AND
     ADDRESSES  (Section  3.3):     See  Exhibit  A  hereto
     MATERIAL  ADVERSE
     LITIGATION  (Section  3.10):  None


7.  OTHER  COVENANTS:
          Borrower shall at all times comply with all of the following additional covenants:
(1) SEER COPYRIGHT FILINGS. Seer has previously executed and delivered to Greyrock a Security Agreement in Copyrighted Works (the "Seer Copyright Agreement"), which shall continue in full force and effect. Borrower represents and warrants to Greyrock that the Seer Copyright Agreement covers all of Seer's computer software, the licensing of which results in Receivables and that all such software has been registered with the United States Copyright Office. Without limiting the generality of the foregoing, Borrower represents and warrants that all of the software listed on Exhibit B to the Seer Copyright Agreement is included in the software listed on Exhibit A to the Seer Copyright Agreement, which is registered with the United States Copyright Office.
(2) LEVEL 8 COPYRIGHT FILINGS. Concurrently, Level 8 is executing and delivering to Greyrock a Security Agreement in Copyrighted Works (the "Level 8 Copyright Agreement"). Within 45 days after the date hereof, Borrower shall (i) cause all of Level 8's computer software, the licensing of which results in Receivables, to be filed for registration with the United States Copyright Office, (ii) complete the Exhibits to the Level 8 Copyright Agreement with all of the information called for with respect to such software, (iii) cause the Level 8 Copyright Agreement to be filed for recordation in the United States Copyright Office, and (iv) provide evidence of such recordation to Greyrock.
(3) EQUITY. On or before MAY 31, 1999, Borrower shall raise not less than $10,000,000 cash proceeds of the issuance by Borrower of equity or subordinated debt securities, and on or before said date, Borrower shall provide Greyrock with written evidence of the same satisfactory to Greyrock in its discretion. Without limiting any of the other terms of this Agreement, a breach of this
Section  7(3)  shall  constitute  an  Event  of  Default  under  this Agreement.
(4) GUARANTIES. Concurrently each Borrower shall execute an unlimited Cross-Corporate Continuing Guaranty with respect to the other Borrower, and Borrower shall cause the same to continue in full force and effect throughout the term of this Agreement. Borrower represents and warrants that (i) each of its subsidiaries is listed on Exhibit B hereto, (ii) the subsidiaries shown thereon as foreign subsidiaries (other than the subsidiaries incorporated in Ireland, Australia and the Netherlands) are and shall at all times continue to be sales offices only without significant assets, and (iii) the subsidiaries shown thereon as U.S. subsidiaries are and shall at all times continue to be dormant corporations without assets. Each Borrower shall, within 45 days after the date hereof, cause all of the subsidiaries listed on Exhibit B to execute and deliver to Greyrock Continuing Guaranties with respect to Borrower and security agreements and other documents as Greyrock shall specify in order to grant Greyrock a first-priority security interest in all of the assets of said subsidiaries.
(5) UCC FILINGS. Borrower represents and warrants that all indebtedness secured by the following UCC-1 Financing Statements has been paid and performed in full, and Borrower shall cause the following UCC-1 Financing Statements to be terminated of record and shall provide evidence of the same to Greyrock within 10 days after the date hereof:
          Filing Office     Filing Date     File No.     Secured Party
          -------------     -----------     --------     -------------
Florida  Secy  of State.     06/12/96     960000121248     Tech Data Corporation
------------------------     --------     ------------     ---------------------
New  York  Secy  of  State     09/14/94     188514     Merrill  Lynch  Business
                               --------     ------     ------------------------
Financial  Services  Inc.
      -------------------
New  York  Secy  of  State     06/13/96     118047     Tech  Data  Corporation
--------------------------     --------     ------     -----------------------

(6) BANK ACCOUNTS. Within 30 days after the date hereof, Borrower shall cause its banks located in the United States, to execute and deliver such documentation as Greyrock shall reasonably specify in order to provide Greyrock with a first-priority perfected security interest in the same.


Borrower:
SEER  TECHNOLOGIES,  INC.

By  /s/  Steven  Dmiszewicki
   ---------------------------------
 President  or  Vice  President

By  /s/  Dennis  McKinnie
    --------------------------------
   Secretary  or  Ass't  Secretary



     Borrower:

     LEVEL  8  SYSTEMS,  INC.

     By_/s/  Steven  Dmiszewicki
        --------------------------------
      President  or  Vice  President

     By/s/  Dennis  McKinnie
       --------------------------------
        Secretary  or  Ass't  Secretary


Greyrock:
GREYROCK  CAPITAL,
a  Division  of  NationsCredit  Commercial  Corporation


By  /s/  Lisa  Nagano
         -----------------------------
Title  Senior  Vice  President
       ---------------------------------




                                    EXHIBIT A
SEER  TECHNOLOGIES,  INC.-LOCATIONS





LEVEL  8  SYSTEMS,  INC.-LOCATIONS

                                    EXHIBIT B
U.S.  SUBSIDIARIES





FOREIGN  SUBSIDIARIES